COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 12:	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Guarantees, indemnity and liens:

1.	The Company and its subsidiaries issued bank guaranties in the total amount of approximately $350 as a part of the ongoing terms of lease contracts, contracts with existing customers and for tenders.

2.

Under the Fortress Agreement, the Company recorded a fix floating charge on all of the Company’s assets in favor of the Fortress, limited in amount, in order to secure long-term loan granted by them in favor of the Company.

b.
The Company is party to legal proceedings in the normal course of our business. There are no material pending legal proceedings to which the Company is a party or of which our property is subject. Although the outcome of claims and lawsuits against the Company cannot be accurately predicted, we do not believe that any of the claims and lawsuits, will have a material adverse effect on the Company business, financial condition, results of operations or cash flows for any quarterly or annual period.

c.
On January 19, 2024, pursuant to an agreement with Sabby to fully settle the actions between the parties, which were pending in the Supreme Court of New York, New York County, the Company issued to Sabby Volatility Warrant Master Fund, Ltd. (“Sabby”) 1,475,142 of the Company’s ordinary shares (the “Shares”), par value NIS 2.5 per share (the “Ordinary Shares”), 4,250,000 two-year warrants to purchase Ordinary Shares with an exercise price of $0.45 per share (the “Warrants”), and 5,524,858 pre-funded warrants to purchase Ordinary Shares with an exercise price of $0.00001 per share (the “Pre-Funded Warrants” and collectively with the Shares.